UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report: October 4, 2004

Hanover Equipment Trust 2001B

(Exact name of registrant as specified in its charter)

Delaware	333-75818	51-6523442

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 651-1000

N/A
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The disclosure under Item 3.03 of this report is also responsive to Item 1.01 hereof and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

Effective September 29, 2004, Wilmington Trust FSB, a federal savings bank (“Resigning Trustee”), resigned from its position as Indenture Trustee of the Hanover Equipment Trust 2001B (“Trust”) pursuant to that certain Indenture Agreement dated as of August 30, 2001, among the Trust, and those certain Hanover Guarantors and the Resigning Trustee (“Indenture”). Pursuant to the Indenture, the Trust issued its 8.75% senior secured notes due September 1, 2011 (the “Notes”). The Trust accepted such resignation and appointed U.S. Bank Trust National Association, a national banking corporation (the “Successor Trustee”), to succeed the Resigning Trustee as Trustee under the Indenture effective September 29, 2004. The Successor Trustee accepted such appointment and will act, on behalf of the holders of the Notes, as Indenture Trustee.

The Trust has caused to be filed with the Securities Exchange Commission that certain Instrument of Resignation of Trustee, Appointment and Acceptance of Successor Trustee dated as of September 29, 2004, among the Trust, Resigning Trustee, Hanover Compressor Company, Hanover Compression Limited Partnership and the Successor Trustee as Exhibit 4.9 (the “Instrument of Resignation, Appointment and Acceptance”).

There are no material relationships between the Successor Trustee and the Trust or any of its affiliates, other than in respect of the Indenture and the Instrument of Resignation, Appointment and Acceptance. Wilmington Trust FSB is a wholly-owned subsidiary of Wilmington Trust Corporation. Wilmington Trust Company, the owner trustee of the Trust, is a wholly-owned subsidiary of Wilmington Trust Corporation.

Item 9.01. Financial Statements and Exhibits

4.9 Instrument of Resignation of Trustee, Appointment and Acceptance of Successor Trustee dated as of September 29, 2004, among the Trust, Resigning Trustee, Hanover Compressor Company, Hanover Compression Limited Partnership and the Successor Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 4, 2004

Hanover Equipment Trust 2001B
By: Wilmington Trust Company,
not in its individual capacity but solely as
Trustee for the Hanover Equipment Trust 2001B

/s/ David A. Vanaskey, Jr.

David A. Vanaskey, Jr., Vice President

Note: Because the Registrant is a trust without officers, directors or employees, only the signature of an officer of the trustee of the registrant is available and has been provided.

EXHIBIT INDEX

Exhibit No.	Description
4.9	Instrument of Resignation of Trustee, Appointment and Acceptance of Successor Trustee dated as of September 29, 2004.